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                                PROMISSORY NOTE
                                ---------------

$150,000.00                                                Greenbelt, Maryland
                                                          ______________, 1998

FOR VALUE RECEIVED, THE UNDERSIGNED ARInternet, Inc. and ARSoftware, Inc. ("Maker"), jointly and severally promise to pay to the order of Applied Research of Maryland Inc., One Hundred Fifty Thousand Dollars ($150,000.00).

PAYMENT: Maker shall pay the balance due herein in thirty-six consecutive monthly installments, of Four Thousand One Hundred and Sixty-Seven Dollars ($4,167.00) commencing on the ___ day of __________, 1998 and continuing thereafter for a full term of thirty-six months, until the Principal Amount is paid in full.

INTEREST: The amount to be paid by ARInternet and ARSoftware is not subject to interest, however, in the event of a default interest thereafter shall accrue on the entire balance until paid in full at the rate of twelve percent (12%) per annum.

LATE PAYMENT: In the event that any payment is not made within five (5) days of its due date, a late fee equal to five percent (5%) of the monthly amount shall be due and payable.

AMOUNT OF PAYMENTS: Monthly payments of principal shall be in the amount of Four Thousand One Hundred and Sixty-Seven Dollars ($4,167.00).

PREPAYMENT: The Maker has the privilege to prepay any portion of the entire Principal Amount of this Note at any time without penalty.

DEFAULT AND ACCELERATION: At the option of Applied Research of Maryland, Inc. the unpaid balance of this Note shall become immediately due and payable after ten (10) days written notice and failure to cure (a) if any payment required by this Note is not made when due; or (b) upon the occurrence of a default or noncompliance of any of the terms or conditions contained in the Intercompany Settlement Agreement and Security Agreement of even date herewith by and between ARInternet, Inc. and ARSoftware, Inc. and Applied Research of Maryland, Inc.

WAIVER OF NOTICE AND PRESENTMENT: The Maker and any guarantors or endorsers hereof, jointly and severally, waive presentment, notice of dishonor and protest, and assent to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. Any waiver of any payment or any right under this Note shall not operate as a waiver of any other payment or right.

APPLICATION OF PAYMENTS: All payments on account of this Note, when paid, shall be applied first to the payment on of all interest then due on the unpaid balance of the Principal Amount and the balance, if any, shall be applied in reduction of the unpaid balance of the Principal Amount.

PLACE OF PAYMENT: All payments of the unpaid balance of the Principal Amount thereon shall be paid in lawful money of the United States of America during regular business hours at Greenan, Walker, Trainor & Billman, 6411 Ivy Lane Suite 706, Greenbelt, Maryland 20770 or at such other place as Applied Research of Maryland, Inc. may at any time or from time to time designate in writing to the maker.

COSTS OF COLLECTION: If this Note is forwarded to an attorney for collection after maturity hereof (whether by acceleration, declaration, extension, or otherwise), the Maker and any quarantors and endorsers hereof, jointly and severally, shall pay on demand all costs and expenses of collection, including attorney's fees of fifteen percent (15%) of the unpaid balance of the Principal Amount then outstanding.

CONFESSION OF JUDGMENT: After maturity of this Note whether by acceleration, declaration, extension, or otherwise, the Maker and any guarantors or endorsers hereof, hereby authorize any attorney designated by the Lender or any clerk of any court of record to appear for Maker and any guarantors or endorsers hereof to appear in any court of record and confess judgment against the Maker and any guarantors or endorsers of the Note, without prior hearing, in favor of the Lender for and in the amount of unpaid balance of the Principal Amount, then outstanding plus interest accrued and unpaid thereon, together with costs of suit and attorney's fees of fifteen percent (15%) of the unpaid balance of the Principal Amount then outstanding.

MISCELLANEOUS: It is agreed that if this Note is executed in, or the collateral covered by said Note or Pledge Agreement are intended for or maintained in any jurisdiction where the inclusion of a clause authorizing the judgment by confession is prohibited, then the provisions hereof with respect thereto shall be treated as if they do not appear herein.

ENTIRE AGREEMENT: This Note contains the full agreement of the parties stated herein and may be modified only by writing executed by all parties hereto.

GOVERNING LAW: This Note is secured by an Agreement of even date herewith and shall be construed under and governed by the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Maker has caused this Note to be executed in its name, under its seal, and on its behalf the day and year first written above.


WITNESS/ATTEST                       ARSoftware, Inc.



--------------------                 --------------------------------------
                                     By:  S.P.S. Anand, President


                                     ARInternet, Inc.



                                     --------------------------------------
                                     By:  S.P.S. Anand, President